Exhibit 32.2
AMETEK, Inc.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of AMETEK, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dalip M. Puri, Executive Vice President – Chief Financial Officer of the Company, certify to such officer's knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(a)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DALIP M. PURI
Dalip M. Puri
Executive Vice President – Chief Financial Officer
Date: November 3, 2026